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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                March 31, 1998
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                Date of report (Date of earliest event reported)



                      NEVADA MANHATTAN MINING INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


               001-12867                             88-0219765
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       (Commission File Number)           (IRS Employer Identification No.)

      5038 N. PARKWAY CALABASAS, SUITE #100, CALABASAS, CA         91302
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               (Address of Principal Executive Offices)         (Zip Code)

                                 (818) 591-4400
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                (Issuer's Telephone Number, Including Area Code)



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Item 5.           Other Events.

         This report is filed solely to file with the Securities and Exchange Commission (i) the press release issued on March 31, 1998 announcing that the Company has secured $14 million in equity financing to fund its timber operations in South America.


Item 7.           Financial Statements and Exhibits

         (c)

         Exhibit Number                                             Reference

         (99)     Additional Exhibits

         Press Release dated March 31, 1998                        Exhibit 99.1


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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NEVADA MANHATTAN MINING, INCORPORATED
                                      (Registrant)


Date:   April 13, 1998             BY:    /s/ Jeffrey S. Kramer
                                       ----------------------------------
                                       JEFFREY S. KRAMER
                                       CHIEF FINANCIAL OFFICER


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                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
----------                          -----------
99.1               Press Release dated March 31, 1998